================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          CENTER BANKS, INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                  CENTER BANKS
                             I N C O R P O R A T E D

                                                                  March 20, 1997

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Center Banks Incorporated, the holding company for Skaneateles Savings Bank, to be held on Tuesday, April 15, 1997, at 10:00 a.m. local time. The Annual Meeting will take place at the Skaneateles Country Club, West Lake Road, Skaneateles, New York. The Board of Directors and members of management look forward to greeting you at the meeting.

The Annual Meeting has been called for the following purposes: (1) to elect three directors for a three-year term; (2) to amend the Company's certificate of incorporation to change the name of the Company to "Skaneateles Bancorp, Inc.";
(3) to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1997; and (4) to act upon such other business as may properly come before the meeting or any adjournments thereof. The accompanying Proxy Statement provides detailed information on the above items which are to be voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, sign and return the enclosed proxy card in the attached self-addressed, postage paid envelope as soon as possible.

                                             Sincerely yours,

                                             JOHN P. DRISCOLL
                                             Chairman, President and
                                             Chief Executive Officer

                            CENTER BANKS INCORPORATED
                              33 E. GENESEE STREET
                        SKANEATELES, NEW YORK 13152-0460
                                 (315) 685-2265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 1997

         NOTICE IS HEREBY GIVEN that an annual meeting (the "Annual Meeting") of shareholders of Center Banks Incorporated ("Center Banks" or the "Company"), the holding company for Skaneateles Savings Bank ("Skaneateles" or the "Bank"), will be held on Tuesday, April 15, 1997 at 10:00 a.m. local time at the Skaneateles Country Club, West Lake Road, Skaneateles, New York 13152 for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect three directors for a term of three years or until their successors have been elected and qualified (Proposal No. l);

         (2) To amend the Company's certificate of incorporation to change the name of the Company to "Skaneateles Bancorp, Inc." (Proposal No. 2);

         (3) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 (Proposal No.
3);and

         (4) To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof. Management of Center Banks is not aware of any other matters which may properly come before the meeting.

         Pursuant to the Company's Bylaws, the Board of Directors of the Company has fixed the close of business on February 18, 1997 as the record date for the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                       By Order of the Board of Directors

                                       J. David Hammond
                                       Secretary

Skaneateles, New York
March 20, 1997

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                            CENTER BANKS INCORPORATED
                              33 E. GENESEE STREET
                        SKANEATELES, NEW YORK 13152-0460
                                 (315) 685-2265

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1997

         This Proxy Statement is furnished as part of the solicitation of proxies by the Board of Directors of Center Banks Incorporated ("Center Banks" or the "Company"), the holding company for Skaneateles Savings Bank ("Skaneateles" or the "Bank"), for use at the 1997 annual meeting of shareholders (the "Annual Meeting") of the Company to be held at the Skaneateles Country Club, West Lake Road, Skaneateles, New York 13152 on April 15, 1997 at 10:00 a.m. local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, together with the enclosed proxy, is first being mailed to shareholders on or about March 20, 1997.

         The proxy solicited hereby and attached hereto, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein by Gary L. Karl, or his assigns, who has been duly appointed by the Board of Directors to vote such proxies. If no contrary instructions are given, each proxy received will be voted for the proposals contained herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (c/o J. David Hammond, Secretary, Center Banks Incorporated, 33 E. Genesee Street, Skaneateles, New York 13152-0460); (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof, and will not be used for any other meeting.

                                VOTING SECURITIES

         The securities that can be voted at the Annual Meeting are shares of Center Banks common stock, par value $0.01 per share ("Common Stock"). Only shareholders of record at the close of business on February 18,1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 950,006 shares of Common Stock issued and outstanding, held of record by 587 shareholders, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table (with notes thereto) sets forth information as of the Record Date with respect to ownership of Common Stock by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than 5% of Common Stock and with respect to ownership of Common Stock by all directors and executive officers of the Company as a group (such information being based on information filed by or on behalf of the beneficial holder concerned).

NAME AND ADDRESS                                     AMOUNT AND NATURE OF                  PERCENT OF
OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP (1)                   CLASS
-----------------------------------------------------------------------------------------------------
Francis R. O'Connor                                       92,399 (2)                          9.73
511 E. Fayette Street
P.O. Box 2367
Syracuse, NY 13220

Jeffrey L. Gendell                                        88,200 (3)                          9.28
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, NY 10019

Dimensional Fund Advisors                                 77,000 (4)                          8.11
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

All current directors and executive
officers as a group (15 persons)                         153,085 (5)                          15.76

 (1)In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"), a person is deemed to be the beneficial owner for purposes of this table of any shares of Center Banks Common Stock (a) over which he or she has or shares voting or investment power, or (b) of which he or she has the right to acquire beneficial ownership at any time within 60 days from February 18, 1997. For purposes of the 1934 Act, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. All shares shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of Common Stock subject to outstanding options granted pursuant to the Company's Stock Option Plans. As of February 18, 1997, executive officers as a group held vested options to purchase 21,350 shares. See "Compensation of Executive Officers."

(2) Mr. O' Connor's wife is a director of the Company.

(3) As reported by Jeffrey L. Gendell and Tontine Financial Partners, L.P., a Delaware limited partnership ("Tontine"), in a statement as of September 28, 1995 on Schedule 13D under the Exchange Act. Of the 88,200 shares reported above, Mr. Gendell reported sole dispositive powers as to 35,000 shares, and both Mr. Gendell and Tontine reported shared voting and dispositive powers as to 53,200 shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 77,000 shares of Center Banks Inc. Common Stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     Sole Voting Power:                44,300  shares*
     Shared Voting Power:                   0
     Sole Dispositive Power:           77,000
     Shared Dispositive Power:              0

    * Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and the DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the


    Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 22,800 additional shares which are owned by the Fund and 9,900 shares which are owned by the trust (both included in Sole Dispositive Power above).

(5) Includes 92,399 shares owned by Mrs. O'Connor's husband.

                    INFORMATION WITH RESPECT TO NOMINEES FOR
              DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         In accordance with the Company's Certificate of Incorporation, the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. In accordance with the Company's Bylaws, the size of the Board is presently set at eleven by the Board of Directors.

THE NOMINEES

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the three candidates listed who are being nominated for a three-year term. There are no arrangements or understandings between the persons named and any other person pursuant to which such nominee was selected. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as director if elected. Each nominee is also a director of the Bank, except for Israel Berkman. Nominees receiving a plurality of the votes represented in person or by proxy at the Annual Meeting will be elected director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE FOLLOWING NOMINEES FOR DIRECTOR POSITIONS:

NOMINEES FOR DIRECTOR WITH A TERM EXPIRING IN 2000
                                                                                                          COMMON STOCK
                                                                                                       BENEFICIALLY OWNED
                                                                                                      DIRECTLY OR INDIRECTLY
                                                                                         DIRECTOR    AS OF FEBRUARY 18, 1997
                                           POSITION WITH THE COMPANY AND PRINCIPAL       OF BANK    --------------------------
NAME                             AGE       OCCUPATION DURING THE PAST FIVE YEARS         SINCE         AMOUNT    PERCENT (2)
------------------------------------------------------------------------------------------------------------------------------

Israel Berkman                   68    Director; Retired, Examining Officer of the         1992(1)        1,842
                                       Federal Reserve Bank of New York.

Ann G. Higbee                    54    Director; President of Public Relations             1993           3,497
                                       Services, Eric Mower and Associates.

Anne E. O' Connor                61    Director; Corporate Secretary, Kopp Billing         1995          92,399(3)   9.73
                                       Agency, a medical billing agency.

(1) Mr. Berkman is a director of the Company, but not the Bank.
(2) All indicated holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Shares owned by Mrs. O' Connor's husband.

DIRECTORS WITH A TERM EXPIRING IN 1998

                                                                                                         COMMON STOCK
                                                                                                      BENEFICIALLY OWNED
                                                                                                     DIRECTLY OR INDIRECTLY
                                                                                       DIRECTOR     AS OF FEBRUARY 18, 1997
                                          POSITION WITH THE COMPANY AND PRINCIPAL      OF BANK    --------------------------
NAME                             AGE       OCCUPATION DURING THE PAST FIVE YEARS       SINCE (1)      AMOUNT    PERCENT (2)
-----------------------------------------------------------------------------------------------------------------------------

Walter D. Copeland               63    Director; Retired, President, Walter D.          1994           667(3)
                                       Copeland Organization, Inc., a real estate
                                       consulting firm.

John P. Driscoll                 57    Chairman, President and Chief Executive          1992        18,345(4)      1.89
                                       Officer of the Company.  President  & CEO of
                                       Steamatic of Greater Rochester, a
                                       commercial restoration and reconstruction
                                       company from 1989 to 1992.

Carl W. Gerst, Jr.               59    Director; Executive Vice President,              1982         3,852
                                       Chief Operating Officer and Director of
                                       Anaren Microwave, Inc., a manufacturer
                                       of military electronic subsystems.

John Bernard Henry               68    Director; Professor of pathology and former      1989         2,500(5)
                                       President of the State University of New York
                                       Health Science Center at Syracuse.

(1) Includes terms as Trustee prior to the Bank's conversion from a mutual to stock form of organization on May 30, 1986.

(2) All holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.

(3) Shares owned by Walter D. Copeland and Concetta M. Copeland Revocable Living Trust dated October 11, 1995, Walter D. Copeland and Concetta M. Copeland, trustees.

(4) Includes vested options to purchase 16,400 shares.

(5) All shares held jointly with Mr. Henry's wife, with whom Mr. Henry has shared voting and investment power.

DIRECTORS WITH A TERM EXPIRING IN 1999
                                                                                                       COMMON STOCK
                                                                                                    BENEFICIALLY OWNED
                                                                                                 DIRECTLY OR INDIRECTLY
                                                                                     DIRECTOR    AS OF FEBRUARY 18, 1997
                                          POSITION WITH THE COMPANY AND PRINCIPAL    OF BANK   ---------------------------
NAME                             AGE      OCCUPATION DURING THE PAST FIVE YEARS      SINCE (1)       AMOUNT     PERCENT (2)
---------------------------------------------------------------------------------------------------------------------------

Clifford C. Abrams               71   Director; Retired, President and General          1983        4,983(3)
                                      Manager of Clifford C. Abrams, Inc., an
                                      electrical contracting company.

David E. Blackwell               58   Director; President, Auburn Steel                 1993        1,336
                                      Company, Inc.

Howard J. Miller                 64   Director; Retired, Vice President,                1993        2,046(4)
                                      Distribution
                                      Crucible Service Centers.

Raymond C. Traver, Jr., M.D.     54   Director; Orthopedic Surgeon.                     1990        7,278(5)


(1) Includes terms as Trustee prior to the Bank's conversion from a mutual to stock form of organization on May 30, 1986.

(2) All holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.

(3) Includes 1,575 shares held by Mr. Abrams' wife.

(4) Includes 500 shares held by Mr. Miller's wife.

(5) Includes 4,050 shares held in trust under a defined employee contribution pension plan; and 524 shares held by Dr. Traver as custodian for his children.

DIRECTOR NOMINATIONS

         Article III, Section 13 of the Company's Bylaws provides that the Board of Directors shall act as a nominating committee for selecting the nominees for election as directors. Accordingly, the Board, as a whole, nominates individuals for election to the Board. The Board seeks individuals of proven judgment and competence who are outstanding in their field, and considers such factors as anticipated participation in Board activities, education, special talents or skills, and personal attributes. Shareholders may name nominees for election to the Board of Directors by submitting written nominations to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the Annual Meeting. Such shareholder's notice shall set forth as to (a) each person whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address, residence address, and shares of the Company's Common Stock held by such person, (ii) the principal occupation or employment of such person, and (iii) such person's written consent with respect to serving as a director, if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder and (ii) the number of shares of the Company's Common Stock which are owned of record by such shareholder. If any shareholder nomination is properly and timely made in accordance with Article III, Section 13 of the Bylaws, ballots will be provided for use by shareholders at the Annual Meeting bearing the name of such nominee or nominees.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The members of the Company's Board of Directors also serve as the members of the Bank's Board of Directors, with the exception of Israel Berkman. The Bank's Board of Directors meets regularly each month, and the Board of the Company meets at least quarterly. The Company's Board of Directors held a total of 9 meetings during 1996. No incumbent director attended less than 75% of the aggregate number of meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board on which such director served during the last fiscal year, except for David E. Blackwell and Ann G. Higbee. The Bank's standing committees of the Board of Directors include the following: the Executive Committee, the Examining Committee, the Personnel and Compensation Committee and the Asset/Liability Management Committee. The Bank's Examining Committee serves as the Company's Examining Committee, the Bank's Personnel and Compensation Committee serves as the Company's Personnel and Compensation Committee, and the Board as a whole nominates new directors.

         The Examining Committee reviews the internal and external audits of the Company and Bank and the adequacy of the Company's and the Bank's accounting, financial and compliance controls, and makes recommendations to the Company's Board regarding the appointment of independent auditors. During 1996, this Committee held 3 meetings, and its present members are Clifford C. Abrams, Israel Berkman, David E. Blackwell, Ann G. Higbee, Howard J. Miller and Anne E. O'Connor.

         The Personnel and Compensation Committee reviews and makes recommendations to the Board regarding compensation levels, adjustments and employee benefits to be instituted. The Personnel and Compensation Committee held 4 meetings in 1996, and its present members are John P. Driscoll, Carl
W. Gerst, Jr., Ann G. Higbee, and Raymond C. Traver, Jr.

COMPENSATION OF EXECUTIVE OFFICERS

         Since the formation of Center Banks, none of its executive officers have received any separate form of compensation from the Company. Officers receive compensation in their positions as officers of the Bank.

         The following table sets forth the compensation paid by the Bank to the Company's Chairman, President and Chief Executive Officer and to each executive officer whose aggregate annual salary and bonus exceeded $100,000 for services rendered in all capacities during the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                       ANNUAL COMPENSATION                  COMPENSATION
                                       --------------------------------------------------------------------
                                                                                               AWARDS
                                                                               OTHER       ----------------
                                                                               ANNUAL        SECURITIES         ALL OTHER
NAME AND                                                                      COMPEN-        UNDERLYING          COMPEN-
PRINCIPAL POSITION              YEAR    SALARY ($) (1)      BONUS ($)        SATION ($)      OPTIONS (#)         SATION ($)
----------------------------------------------------------------------------------------------------------------------------
John P. Driscoll                1996        142,899          30,670 (2)       17,936 (3)        4,667             16,375 (4)
Chairman, President & CEO       1995        124,547          17,406           10,113             -                26,417
                                1994        110,104             -             10,784            8,000             14,627

J. David Hammond                1996        92,777            9,170 (2)          -              1,500              1,492 (5)
Executive Vice President        1995        22,332              -                -              5,000               -
& Secretary

(1) Includes the cost of shares allocated under the Company's Employee Stock Ownership Plan. Mr. Hammond joined the Company in September 1995.

(2) Bonuses were paid in January 1997.

(3) Comprised entirely of country club dues.

(4) Includes contributions to the Company's 401(k) plan totaling $8,228, premium payments on an individual flexible premium deferred variable annuity totaling $7,127 and premiums paid on term life insurance policy totaling $1,020.

(5) Comprised entirely of contributions to the Company's 401(k) plan.

                              OPTION GRANTS IN 1996

         The following table sets forth stock options granted to the Company's Chairman, President and Chief Executive Officer and named executive officers during 1996.

                                                                                                               GRANT DATE
                                             INDIVIDUAL GRANTS                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF            % OF TOTAL
                                SECURITIES            OPTIONS                                                     GRANT
                                UNDERLYING           GRANTED TO           EXERCISE                                DATE
                                 OPTIONS             EMPLOYEES             PRICE            EXPIRATION           PRESENT
NAME                         GRANTED (#) (1)          IN 1996          PER SHARE ($)           DATE           VALUE ($) (2)
------------------------------------------------------------------------------------------------------------------------------
John P. Driscoll                  4,667                 31.8               13.75            April 2006           16,661
J. David Hammond                  1,500                 10.2               13.75            April 2006            5,355

(1) Options were granted on April 16, 1996 under the Company's Long Term Incentive and Capital Accumulation Plan, and are exercisable 20% per year after date of grant.

(2) The Black-Scholes option pricing model was used to calculate the grant date present value. Significant assumptions are as follows:

             -  expected stock price volatility        25.42%
             -  risk-free rate of return                6.10%
             -  expected dividend yield                 2.55%
             -  Expected time of exercise             5 years


       AGGREGATED OPTION EXERCISES IN 1996 AND 1996 YEAR END OPTION VALUES

         The following table sets forth information with respect to the Chief Executive Officer and named executive officers, concerning exercises of stock options during 1996 and the number and value of unexercised options held at December 31, 1996.

                                                               NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                                                    OPTIONS AT                          OPTIONS AT
                          SHARES                               DECEMBER 31, 1996 (#)             DECEMBER 31, 1996 ($) (2)
                         ACQUIRED         VALUE             ----------------------------     ---------------------------------
         NAME          ON EXERCISE (#) REALIZED ($) (1)     EXERCISABLE    UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------
John P. Driscoll             600            3,900              16,400           9,467            111,600           40,468
J. David Hammond              -               -                 1,000          5,500               1,000            7,750

(1) Market value of underlying securities at exercise, minus the exercise price.

(2) Market value of underlying securities at 1996 year end, minus the exercise price.

COMPENSATION OF DIRECTORS

         Directors who are not executive officers of the Company receive a fee of $400 per Board meeting attended. In addition, non-officer members of committees of the Board receive a fee of $250 per committee meeting attended. Directors who are also officers of the Company receive no compensation for attendance at Board or committee meetings.

         The 1995 Non-Employee Directors Warrant Plan (the "Warrant Plan") was established to attract, retain and compensate for the services of highly qualified individuals who are not employees of Company or the Bank, as members of their respective boards of directors, and to enable them to increase their ownership in the Company's common stock. Under the Warrant Plan, those outside directors receive warrants (or options) to purchase shares of Common Stock only if the Company achieves specified performance levels. The total number of shares that may be issued pursuant to warrants granted under the Warrant Plan shall not exceed 75,000. Each warrant that is granted vests and becomes exercisable over a three-year period in increments of one-third on each anniversary of the grant date. To date, there have been no warrants issued under this plan.

EMPLOYMENT AGREEMENTS

         Mr. Driscoll has an employment agreement with the Company and the Bank which provides for an annual adjustment in Mr. Driscoll's salary as determined by the Board of Directors based upon an annual review of his compensation. The Board of Directors has set Mr. Driscoll's base salary for 1997 at $131,350. Mr. Driscoll is also entitled to receive cash bonuses as the Board, in its discretion, may award.

        Under his agreement, Mr. Driscoll will receive a continuation of his salary and benefits for two years if his employment is terminated by the Company for any reason other than "cause", including a "change in control" of the Company.

        The Company and the Bank also entered into agreements with J. David Hammond, Executive Vice President, and William Welch, John Mason, J. Daniel Mohr and Karen Lockwood, Vice Presidents, pursuant to which they will receive a continuation of their respective salaries and benefits for six months (twelve in the case of Mr. Hammond) if a "change in control" of the Company occurs and their employment is terminated as a result.

        The named executive officers, like all eligible employees of the Bank, are entitled to receive a bonus tied to specified target levels of the Company's earnings per share, as well as to individual and departmental goals.

PERFORMANCE GRAPH

         The following graph compares cumulative total shareholder returns on the Company's stock over the last five years to the Nasdaq Stock Market Index for U.S. companies and the Nasdaq Bank Index. Total return values were calculated assuming a $100 investment on December 31, 1991 and reinvestment of all dividends. The following graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the 1934 Act, and shall not be deemed filed under either such act.

                                TOTAL RETURN
           ----------------------------------------------------
DATE       CENTER BANKS           NASDAQ US         NASDAQ BANK
---------------------------------------------------------------
1991                100                 100                 100
1992                142                 116                 146
1993                142                 134                 166
1994                174                 131                 165
1995                226                 185                 246
1996                266                 227                 326

INDEBTEDNESS OF MANAGEMENT

         Skaneateles may make loans to directors and any executive officers of the Company to the extent permitted by banking law. Any extensions of credit, whether past or future, to directors or executive officers of the Company are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires the reporting of transactions by insiders in the Company's common stock to the Securities and Exchange Commission (the "Commission") within required time frames. All filings required under Section 16 of the Exchange Act during 1996 were made in a timely manner, except for a Form 4 for Ann G. Higbee, Director, which was filed late due to an oversight. In making these statements, the Company has relied on written representations of its incumbent executive officers and directors.

                                 PROPOSAL NO. 2

                                   NAME CHANGE

        The Board of Directors proposes to change the name of the Company from "Center Banks Incorporated" to "Skaneateles Bancorp, Inc." The Board of Directors believes that changing the name of the Company is in the Company's best interest as the new name would allow stockholders, customers and the general public to more closely identify the Company with its sole subsidiary, Skaneateles Savings Bank. Furthermore, the Board of Directors believes that the new name will better reflect the nature of the Company's business as the holding company of a community bank operating in and around Skaneateles and greater Syracuse, New York.

         If the proposed name change is approved, Article 1 of the Company's Certificate of Incorporation would be amended to read as follows:

               "CORPORATE TITLE. The name of the corporation is Skaneateles Bancorp Inc. (the "Corporation")."

        No other changes to the Certificate of Incorporation are contemplated.

        Approval of Proposal No. 2 requires the favorable vote of a majority of the outstanding shares of the Company's Common Stock. As soon as practicable following the approval, the Company intends to file an Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, which amendment would become effective upon the filing thereof.

        If approved, the name change will NOT affect the Company's issued and outstanding stock certificates. Stockholders may, but are NOT required to, surrender their current stock certificates for replacements. New stock certificates reflecting the Company's new name will be issued in connection with future trades, assuming the name change is approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AMENDING THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY. UNLESS OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent auditors, to perform the audit of the Company's financial statements for the year ending December 31, 1997, and has further directed that the selection of auditors be submitted for ratification by a majority of the outstanding shares of Common Stock present by proxy or in person and voting at the Annual Meeting. KPMG Peat Marwick LLP was the Company's independent auditors for the year ended December 31, 1996.

         Representatives from KPMG Peat Marwick LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                     TO BE PRESENTED AT 1998 ANNUAL MEETING

         Any proposal intended to be presented by any shareholder at the 1998 Annual Meeting of the Company must be received by the Secretary of the Company at the principal executive offices, 33 E. Genesee Street, Skaneateles, New York 13152-0460, no later than November 20, 1997, to be considered for inclusion in the Proxy Statement and proxy relating to the 1998 Annual Meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996 accompanies this Proxy Statement. The Annual Report includes a general description of the business of Center Banks, management's discussion and analysis of financial condition and results of operations, and the Company's consolidated financial statements, with the independent auditor's report thereon.

                           ANNUAL REPORT ON FORM 10-K

         Upon receipt of a written request, the Company also will furnish to shareholders, without charge, a copy of the Company's Annual Report on Form 10-K, for the year ended December 31, 1996. Such a written request should be directed to J. Daniel Mohr, Investor Relations, Center Banks Incorporated, 33 E. Genesee Street, Skaneateles, New York 13152-0460.

                                  OTHER MATTERS

         Other than procedural matters with respect to the conduct of the meeting, management is not aware of any business to come before the meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxy set forth in the accompanying proxy will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has engaged Regan & Associates, Inc. for the purpose of soliciting proxies. The cost of these services is approximately $3,000, plus out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                     By Order of the Board of Directors,




                                     JOHN P. DRISCOLL
                                     Chairman, President and
                                     Chief Executive Officer

Skaneateles, New York
March 20, 1997

   [X] PLEASE MARK VOTES                              REVOCABLE PROXY
       AS IN THIS EXAMPLE                        CENTER BANKS INCORPORATED




                        ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 15, 1997


      The undersigned hereby appoints Gary L. Karl proxy for the undersigned with full power of substitution, to vote all shares of the Common Stock of CENTER BANKS INCORPORATED (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the Skaneateles Country Club on Tuesday, April 15, 1997 at 10:00 a.m. local time, and at any adjournments thereof:

      -----------------------------------------------------------------------








             LEAVE THIS AREA
             BLANK FOR ADDRESS




      -----------------------------------------------------------------------

                                                    -------------------------
      Please be sure to sign and date                Date
       this Proxy in the box below.
      -----------------------------------------------------------------------


       ___Stockholder sign above___Co-holder (if any) sign above ____________




                                                                     FOR ALL
                                                      FOR   AGAINST  EXCEPT
      1. The election as directors of all nominees    [ ]     [ ]      [ ]
         listed (except as marked to the contrary below):

         ISRAEL BERKMAN, ANN G. HIGBEE,
         ANNE E. O'CONNOR

         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO
         VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR
         ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
         THE SPACE PROVIDED.


      2. The proposal to change the name of the       FOR   AGAINST  ABSTAIN
         Company to "Skaneateles Bancorp, Inc."       [ ]     [ ]      [ ]
         and to amend Article 1 of the Company's
         Certificate of Incorporation for that
         purpose.

      3. The approval of KPMG Peat Marwick LLP        FOR   AGAINST  ABSTAIN
         as the Company's independent auditors for    [ ]     [ ]      [ ]
         the fiscal year ending December 31, 1997.

         THE BOARD OF DIRECTORS RECOMMENDS A
      VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY IS SOLICITED BY THE
      BOARD OF DIRECTORS.

         The undersigned acknowledges receipt
      from the Company prior to the execution of this proxy of a Notice of Meeting and of a Proxy Statement dated March 20, 1997.


         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please so indicate.



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         DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE
                                 PROVIDED.

                           CENTER BANKS INCORPORATED
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                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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